Nature of operations	12 Months Ended
Mar. 31, 2022
Disclosure Of Nature Of Operations [Abstract]
Nature of operations [Text Block]

  1.    Nature of operations

Burcon NutraScience Corporation ("Burcon" or the "Company") is headquartered in Vancouver, British Columbia, Canada.

Burcon is a research and development company that has developed plant protein extraction and purification technology in the field of functional, renewable plant proteins. The Company has an extensive portfolio of composition, application and process patents covering novel plant-based proteins derived from pea, canola, soy, hemp, sunflower seed and more.

       a)    Pea and canola proteins

Burcon has developed novel pea proteins that it has branded Peazazz® and Peazac® and three canola protein products, Puratein®, Supertein® and Nutratein®.

In May 2019, Burcon and two other entities formed Merit Functional Foods Corporation ("Merit Foods"). Merit Foods has completed the construction of and has commissioned a 94,000 square foot commercial protein production facility in Manitoba, Canada to produce, under license, Burcon's pea and canola protein products. See note 7 for further details.

       b)    CLARISOY®

Burcon had a license and production agreement (the "Soy Agreement") with Archer Daniels Midland Company ("ADM") to license its CLARISOY® technology to ADM on an exclusive basis to produce, market and sell CLARISOY® soy protein worldwide. On August 7, 2020, Burcon and ADM agreed to terminate the Soy Agreement. As part of the agreement to terminate the exclusive license, the CLARISOY trademark reverted back to Burcon.